SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                    Filed pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                                July 26,2000
                         Date of Earliest Event Reported

                                 COMDISCO, INC.
                            (a Delaware Corporation)
                              6111 North River Road
                            Rosemont, Illinois 60018
                            Telephone (847) 698-3000
                          Commission file number 1-7725
                I.R.S. Employer Identification Number 36-2687938

Item 5   Other Events

     On July 26, 2000, Comdisco, Inc announced third quarter and nine months ended June 30, 2000 operating results.

Item 7   Financial Statements and Exhibits

(c)      Exhibits

99.1       Safe Harbor Statement

99.2 Consolidated Statements of Earnings For the Three and Nine Months ended June 30, 2000 and 1999.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              COMDISCO, INC.



Date: July 26, 2000                                by:     /s/David J. Keenan
                                                              ------------------
                                                                 David J. Keenan
                                                           Senior Vice President
                                                                  and Controller

                                                                    Exhibit 99.1

Note on Forward-Looking Information

The company believes that certain statements herein and in the future filings by the company with the Securities and Exchange Commission and in the company's written and oral statements made by or with the approval of an authorized executive officer constitute "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and the company intends that such forward-looking statements be subject to the safe harbors created thereby. The words and phrases "looking ahead," "we are confident," "should be," "will be," "predicted," "believe," "expect" and "anticipate" and similar expressions identify forward-looking statements.

These forward-looking statements reflect the company's current views with respect to future events and financial performance, but are subject to many uncertainties and factors relating to the company's operations and business environment which may cause the actual results of the company to be materially different from any future results expressed or implied by such forward-looking statements.

The following lists some of the factors, which could cause results to differ from expectations.

As a result of the evolving nature of its services business, the company has limited meaningful historical data in which to base its planned operating expenses. A significant portion of the company's expense levels are based in part on its expectations as to future services revenues, and, to a large extent, are fixed.

To attain its services earnings contribution goals for fiscal 2000, the company will have to meet its obligations under the agreements underlying its sales backlog. Also, the company must expand its contract subscription base (through new contract signings and contract renewals), increase its revenues through other technology services, primarily managed network services, web availability services, and IT CAP Solutions, and contain costs.

The company's ability to obtain new business and realize revenue on its sales backlog depends on its ability to anticipate technological changes, develop services to meet customer requirements on a global basis and achieve delivery of services that meet customer requirements on a domestic and global basis. In addition, with respect to new business opportunities, the company must successfully compete with organizations offering similar services.

Securities held by Comdisco Ventures are generally subject to lockups restricting its ability to sell until several months after an initial public offering. The public market for high technology and other emerging growth companies is extremely volatile. Such volatility may adversely affect the ability of the company to dispose of the securities held by Comdisco Ventures and the value of those securities on the date of sale.

Prism is a start up company that has incurred operating losses since inception and the company expects that Prism's operating losses will continue to increase as it constructs its communications network. There can be no assurance that in the future Prism will be profitable on a quarterly or annual basis. In addition, Prism will require substantial additional capital to support its data network, to expand its services, to increase its sales and marketing efforts and to support its growth. Prism operates in a highly regulated environment and changes in regulatory policy could adversely impact Prism.

Additional factors that would cause results to differ are discussed in the company's Form 10-Q for the quarter ended March 31, 2000. The company undertakes no obligation to publicly update or revise any forward-looking statement whether as a result of new information, future events or otherwise.

                                                                    Exhibit 99.2

Comdisco, Inc.
Consolidated Statements of Earnings

For the Three and Nine Months Ended June 30, 2000 and 1999
(dollars in millions except per share data)

                                                    Three months ended          Nine months ended
                                                     June 30, June 30,    %      June 30, June 30, %
                                                     2000     1999       +/-     2000        1999      +/-
                                                     ----       ----    ----    -----       -----      ----
Revenue
 Leasing

  Operating ...................................   $   414    $   443     -7%    $1,288     $1,481       -13%
  Direct financing ............................        44         40     10%       130        120         8%
  Sales-type ..................................        75         91    -18%       281        442       -36%
                                                     ----       ----    ----     -----      -----      ----
   Total leasing ..............................       533        574     -7%     1,699      2,043       -17%

Equipment Sales ...............................       142         62    129%       308        187        65%
Mainframe and medical sale (1) ................      --          503   -100%       --         503      -100%
Continuity and network services ...............       173        133     30%       476        376        27%
Other .........................................       105         30    250%       360         66       445%
                                                     ----       ----    ----     -----      -----      ----
  Total revenue ...............................       953      1,302    -27%     2,843      3,175       -10%
                                                     ----       ----    ----     -----      -----      ----
Costs and expenses
 Leasing

  Operating ...................................       332        358     -7%     1,039      1,195       -13%
  Sales-type ..................................        50         53     -6%       211        337       -37%
                                                     ----       ----    ----     -----      -----      ----
   Total leasing ..............................       382        411     -7%     1,250      1,532       -18%

Equipment Sales ...............................       115         50    130%       243        159        53%
Mainframe and medical sales <F1> ...............      --          503   -100%       --         503      -100%
Continuity and network services ...............       161        112     44%       424        317        34%
Selling, general and administrative ...........       116         77     51%       375        219        71%
Interest ......................................        88         82      7%       259        253         2%
Prism .........................................        65         11    491%       135         14       864%
Other <F2>.....................................       --         --      N/A        --        150      -100%
                                                     ----       ----    ----     -----      -----      ----
  Total costs and expenses ....................       927      1,246    -26%     2,686      3,147       -15%
                                                     ----       ----    ----     -----      -----      ----

Earnings before income taxes ..................        26         56    -54%       157         28       461%
Income taxes ..................................         9         20    -55%        56         10       460%
                                                     ----       ----    ----     -----      -----      ----
Net earnings to common stockholders ...........   $    17    $    36    -53%    $  101     $   18       461%
                                                     ====       ====    ===      =====      =====      ====

Retained earnings at beginning of period ......   $ 1,210    $ 1,075            $1,134     $1,101
Net earnings to common stockholders ...........        17         36               101         18
Cash dividends paid on common stock ...........        (4)        (4)              (12)       (12)
                                                     ----       ----             -----      -----
Retained earnings at end of period ............   $ 1,223    $ 1,107            $1,223     $1,107
                                                    =====      =====             =====      =====

Net earnings per common share:

     Earnings per common share--basic .........   $  0.11    $  0.23    -52%    $ 0.66    $  0.12      450%
                                                    =====      =====   ====      =====      =====      ===
     Earnings per common share--diluted .......   $  0.10    $  0.22    -55%    $ 0.62    $  0.11      464%
                                                    =====      =====   ====      =====      =====      ===

Common shares outstanding:
     Average common shares outstanding--basic         151        152               152        152
                                                    =====      =====             =====      =====
     Average common shares outstanding--diluted       161        164               162        162
                                                    =====      =====             =====      =====

     <F1>  The  sale of the  mainframe  portfolio  and the  sale of the  medical refurbishing business were both concluded in the fiscal quarter ended June 30, 2000.

     <F2> In the second quarter of fiscal 1999,  the company  recorded a pre-tax charge of $150 million ($96 million after-tax, or $.59 per common share) related to the divestiture of low-margin businesses and the realignment of the company's service businesses.

                                      -5-
